Exhibit 99.1

CCC Intelligent Solutions Completes Acquisition of EvolutionIQ

Combined strength of AI-based platforms to revolutionize claim resolution across the insurance economy

CHICAGO--(Business Wire)--Jan. 6, 2025--CCC Intelligent Solutions Inc. (“CCC”), a leading cloud platform provider powering the P&C insurance economy and a subsidiary of CCC Intelligent Solutions Holdings Inc. (NASDAQ: CCCS) (“CCCS”), announced today that it has completed the previously announced acquisition of EvolutionIQ, Inc. (“EvolutionIQ”), the leading platform for AI-powered guidance for disability and injury claims management.

“We are excited to officially welcome the EvolutionIQ team to the CCC family,” said Githesh Ramamurthy, chairman and chief executive officer of CCC. “The acquisition expands CCC’s market reach into strategic adjacencies – disability and workers’ compensation – while strengthening our industry-leading AI-powered SaaS platform through the addition of transformative AI capabilities, including Medical Summarization and Next Best Action, that will work to revolutionize how insurance claims are resolved.”

As previously announced, CCC acquired EvolutionIQ using a combination of cash and CCCS common stock. Together with the announcement of the EvolutionIQ acquisition on December 20, 2024, it was announced that CCC’s board of directors authorized a share repurchase program of up to $300 million.

About CCC

CCC Intelligent Solutions Inc. (CCC), a subsidiary of CCC Intelligent Solutions Holdings Inc. (NASDAQ: CCCS), is a leading cloud platform provider for the multi-trillion-dollar P&C insurance economy, creating intelligent experiences for insurers, repairers, automakers, part suppliers, and more. The CCC Intelligent Experience (IX) Cloud™ platform, powered by proven AI and an innovative event-based architecture, connects more than 35,000 businesses to power customized applications and platforms for optimal outcomes and personalized experiences that just work. Through purposeful innovation and the strength of its connections, CCC technologies empower the people and industry relied upon to keep lives moving forward when it matters most. Learn more about CCC at www.cccis.com.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this press release include, but are not limited to, statements regarding future use and performance of CCC’s and EvolutionIQ’s digital solutions, the anticipated benefits of the transaction and expected synergies resulting from the transaction. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, competition, including technological advances and new products marketed by competitors; changes to applicable laws and regulations; and other risks and uncertainties, including those included under the header “Risk Factors” in CCC’s filings with the Securities and Exchange Commission (“SEC”), including the Form 10-K filed February 28, 2024, which can be obtained, without charge, at the SEC’s website (www.sec.gov). The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Investor Contact:

Bill Warmington

VP, Investor Relations, CCC Intelligent Solutions Inc.

312-229-2355

IR@cccis.com

Media Contact:

Michelle Hellyar

Senior Director, Corporate Marketing, CCC Intelligent Solutions Inc.

mhellyar@cccis.com

Source: CCC Intelligent Solutions Inc.